 Exhibit 10.7

音频卡产品业务战略合作协议

Audio Card Products Strategic Cooperation Agreement

本合同由以下双方于2014年7月 7日于武汉市签订:

This agreement was executed by the parties listed below on July 7, 2014 in Wuhan:

甲方: 武汉天喻信息产业股份有限公司

Party A: Wuhan Tianyu Information Industry Co., Ltd

地址:武汉市东湖开发区华中科技大学科技园天喻楼

Address: Tianyu Building, Science and Technology Park, Huazhong University of Science and Technology, Donghu Development Zone, Wuhan

联系人: 尹剑辉

Contact: Jianhui Yin

电话: 027-87920490 18902239852

Tel: 027-87920490, 18902239852

传真: 027-87920496

Fax: 027-87920496

乙方:深圳前海卓智长天科技有限公司

Party B: Shenzhen Qianhai Exce-card Technology Co., Ltd

地址:深圳市福田区益田路 4068 号卓越时代广场 3901-3902

Address: No. 4068, Zhuoyue Time Square, Yitian Road, Futian District, Shenzhen, 3901-3902

联系人: 向祖跃

Contact: Zuyue Xiang

电话: 0755-23909822 18601036122

Tel: 0755-23909822, 18601036122

传真: 0755-88917700

Fax: 0755-88917700

经甲方和乙方(甲方和乙方以下合称为“双方”)友好协商，决定建立战略合作关系，双方在互惠互利的基础上，就有源音频卡和有源音频指纹卡等金融 IC 卡创新产品业务合作达成战略合作意向，签订以下合作协议。

Party A and Party B (collectively as “Parties”) determined to establish a strategic cooperation relationship according to the friendly negotiation between them, on the basis of mutual benefits, Parties reached an agreement of strategic cooperation on innovative products business of financial IC card including active audio card and active audio fingerprint card, executed the following cooperation agreement.

第一条:合作范围

Section One: Scope of Cooperation

(一) 甲方作为中国境内最大的金融 IC 卡产品制造商，致力于在金融 IC 卡产品创新领先同行业，希望采用和吸纳全球金融 IC 卡创新技术，生产符合时代发展需要的金融 IC 卡新技术卡片产品。

I. Party A as the biggest manufacturer of financial IC card products in China, devotes itself to lead the same industry in innovating financial IC card products, wishes to adopt and absorb innovative technology of financial IC card around the world, and manufactures financial IC card products with new technology that in line with the development needs of the time.

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(二) 乙方作为有源卡技术领域的专业公司，致力于研发符合时代需要的有源金融 IC 卡创新卡片产品，推动有源卡产品和应用的 市场发展。

II. Party B as a professional company in the field of active card, devotes itself to develop innovative card products of active financial IC card in line with the needs of the times, to promote the market development of active card products and applications.

(三) 双方认为在当今互联网时代，有源卡可以发挥更大更强的作用，可以更好、更安全、更快捷地为客户提供直接的互联网支付和金融服务。

III. Parties believe that in today’s internet age, active card can play a greater and stronger role, and provide better, safer and faster internet payment and financial services for clients.

(四) 双方认为可以就有源音频卡和有源音频指纹卡等金融 IC 卡创新技术产品进行深入的产品业务合作，以期实现有源卡产品在中国的商业银行推广使用。

IV. Parties believe that they can have in-depth business cooperation in the innovation financial IC card products, including active audio card and active audio fingerprint card, in order to achieve the promotion of active card products in commercial banks in China.

(五) 双方协同拓展音频卡产品市场，结合双方的资源优势， 推进音频卡产品在中国建设银行、中国工商银行和中国农业银行的应用和发展。

V. Parties work together to expand the markets of audio card, and combine both parties’ resource advantages to advance the application and development of audio cards in China Construction Bank, Industrial and Commercial Bank of China and Agricultural Bank of China.

第二条: 合作方式

Section Two: Cooperation Methods

(一) 音频卡产品技术合作: 乙方提供音频卡电子层(包含接触式 IC 卡的射频天线)，作为甲方进行音频卡卡片成品生产的基础介质。双方协同解决音频卡产品层压、封装、锐槽、PBOC 芯片嵌入以及音频 IC 芯片访问等技术细节问题。

I. Technology cooperation of audio card products: Party B provides audio card electronic inlays (includes radio frequency antenna of contact IC card) to Party A as the basic media of Party A’s production of audio card products. Parties shall work together to resolve the detailed technical problems in lamination, encapsulation, sharp grooves, PBOC chip insertion and audio IC chip access of audio card.

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(二) 音频卡产品生产合作: 甲方为音频卡生产提供满足音频卡生产需要的产品生产线，并保持适当的产品生产能力，满足市场供应需要。

II. Manufacture cooperation of audio card products: Party A provides production lines that meet the requirements of the production of audio card, and maintain the proper producing ability to meet the demands of market supply.

(三) 音频卡产品市场合作: 双方协同拓展音频卡产品在中国 的商业银行应用，不断扩大音频卡产品在金融 IC卡发卡的市场份额，提升音频卡产品销量。

III. Market cooperation of audio card products: Parties shall work together to expand the application of audio card products in the commercial banks in China, continue expanding the market share of audio card products in the issuance of financial IC card, and improve the sale of audio card products.

(四)双方协定当前重点在有源音频卡产品的生产工艺配套和生产流程优化。

IV. Parties agree that present the emphasis shall be on the optimization of production technic and production process of active audio card products.

第三条:双方提供的支持

Section Three: Supports Provided by Both Parties

(一) 为促进合作业务的开展，甲方和乙方将充分利用各自的资源、技能和经验方面的优势，为双方的合作业务提供充分的支持。

I. In order to promote the development of cooperation business, Party A and Party B will make full use of their respective advantages in resources, skills and experience, to provide sufficient support for their cooperation.

(二) 甲方为合作业务提供的支持包括: 音频卡产品生产厂房、 生产线和生产工艺流程的改进，满足市场供应需要的生产能力配置 的生产线和配套的生产人力资源，推进和扩大音频卡产品的市场规模和市场占有率等。

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II. Supports provided by Party A for cooperation includes: manufacturing plant for audio card production, improvement of production line and production process, production line and production human resources that meet the required production capacity required by the market supply, and promotion and expansion of the market scales and market share of audio card products.

(三) 乙方为合作业务提供的支持包括:电子层产品软硬件设计、研发、工艺流程，音频卡产品应用软件设计、研发和测试，推 动中国银联制定音频卡产品相关规范，准备好音频卡电子层产品供应，达到甲方要求的产能和供应计划等。

III. Supports provided by Party B for cooperation include: design, research and development, production process of the software and hardware of electronic inlay products; design, research and development, and testing of audio card products’ applications; promotion of related regulations of audio card products made by China UnionPay; preparation of the supply of audio card electronic inlay products to reach the production capacity and supply plan required by Party A.

第四条:实施时间安排

Section Four: Schedule of Execution

双方同意，本框架协议签订后，成立项目组和建议沟通机制，就本协议项下的具体合作事项进行商谈。

Both parties agreed to establish project groups and a mechanism for advising and communicating to negotiate the specific cooperate matters under this agreement after the signing of this framework agreement.

第五条:保密性

Section Five: Confidentiality

(一) 对于本框架协议签署前或签署后，一方为合作业务披露的任何包含其非公开信息的文件或信息(包括但不限于产品技术信息、 商业计划、价格信息、财务信息、客户资料等)，接收该等文件或信息的一方应予严格保密，未经披露方书面允许，不得以任何方式披 露这些文件或信息，不得为合作业务以外的目的使用或利用该等文件或信息。

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I. Before or after the execution of this framework agreement, any documents or information that contain non-public information disclosed by one party for this cooperating business (including, but not limited to, technical information of products, business plans, price information, financial information, clients’ information, etc.), the party who receives these documents and information shall strictly keep these confidential, and without prior written approval of the disclosing party, shall not disclose these documents or information in any way, and shall not make use of these documents or information for the purpose other than the cooperating business.

(二) 任何一方不得就本框架协议之主题、其条款或存在的事实发布任何新闻稿、公告或公开声明(合称“公告”) ，除非发布该等公告己经征得另一方的书面同意，或是依据法律要求或有关监管机关或证券交易所的规定，发布公告的一方应就该等公告的发布时间安排以及具体内容与另一方进行磋商。

II. No party shall publish any news, announcement or public statement (collectively known as “publication”) based on the topics, clauses or existing facts of this framework agreement, unless the publications have obtained prior written consent of the other party, or in accordance with the regulations of laws of related supervisory authority or Stock Exchange. The publishing party should discuss with the other party about the publishing schedule and specific contents of the publication.

在本框架协议期满和/或终止之后，此保密条款的约定仍将继续有效，双方仍需履行其所承诺的保密义务。

After the expiration and/or termination of this framework agreement, this confidential agreement continues to be effective, and Parties still need to fulfill the confidential responsibility they promised.

第六条:不可抗力

Section Six: Force Majeure

(一) 本框架协议签订后，任何一方由于受火灾、旱灾、台风、大雪、地震、战争或政策法规调整等不可预见、不能避免并不能克服的事件 (即不可抗力事件)影响而不能全部或部分履行其在本框架 协议项下义务的，可根据其受不可抗力事件影响的情况而部分或全部免予承担违约责任。

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I. After the execution of this framework agreement, any party who cannot fulfill the entire or part of its obligations under this framework agreement due to unexpected, inevitable events and events that cannot be overcome (known as Force Majeure) such as fire, drought, typhoon, snowstorm, earthquake, war or adjustment of policies and regulations, may be partly or entirely released from its default responsibilities according to the extent of the effects of the events.

(二) 受不可抗力事件影响的一方应尽快将不可抗力事件的发生及其受之影响而全部或部分不能履行义务的情况以传真方式通知对方，并在合理期限内向对方提供相关权威机构出具的有关不可抗力事件发生的书面证明。

II. The party who was affected by force majeure events should inform the other party by fax as soon as possible about the occurrence of the force majeure events and the situations that the obligations cannot be fulfilled entirely or partly due to its effects, and provide written proof issued by authority agent on the occurrence of the force majeure events to the other party within a reasonable period.

(三) 当不可抗力事件停止或消除影响后，受其影响的一方应尽快以传真方式通知对方并恢复履行其在本框架协议项下应履行的全部或部分义务。不可抗力事件持续超过 30 天的，任何一方均有权随时决定单方终止本框架协议而无需承担任何责任。

III. After the termination of the force majeure events or the elimination of its effects, the party who was affected should inform the other party by fax as soon as possible, and resume to fulfill its entire or part obligations under this framework agreement. If the force majeure events last more than 30 days, any party has the right to unilaterally terminate this framework agreement at any time without any liabilities resulted therefrom.

第七条:违约

Section Seven: Breach of Contract

(一) 发生下列任何一个或多个事件都将构成对本框架协议的违约:

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I. The occurrence of one or more events below constitutes the breach of this framework agreement:

1、任何一方实质性违反本框架协议的条款，或未能在任 一实质方面履行其在本框架协议项下的义务，且在收到另一方要求补救的书面通知后 10 日内未能补救上述违约或不履约行为。

1. Any party materially breaches of any clauses under this framework agreement, or fails to fulfill any material obligations under this framework agreement, and fails to repair the above-mentioned breach or failure to perform within ten days of receiving written notice to repair from the other party.

2、任何一方在本框架协议项下的承诺、声明或保证在任 一实质 方面被证明是虚假的或具误导性的。

2. Representations, declarations or warranties by any party under this framework agreement is proved to be false or misleading in any material respects.

(二) 违约责任：若任一方违反本框架协议，其应就其违约行为对另一方造成的任何及全部损害承担赔偿责任，但间接损害除外。守约方并有权随时单方决定解除本框架协议而无需承担任何责任。

II. Liability of breach: if any party breaches this framework agreement, the party in breach should compensate the other party for the damages caused by such breach. The party in compliance with this framework agreement is entitled to terminate this framework agreement without bearing any legal liability.

第八条: 其他事宜

Section Eight: Miscellaneous

(一) 本框架协议之签署、效力、解释、履行及争议的解决均应适用中华人民共和国(不包括香港、澳门特别行政区及台湾地区)法律管辖。本框架协议的变更及其他未尽事宜，由双方另行友好协商解决。

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I. The execution, effectiveness, explanation, performance and dispute resolution of this framework agreement should be subject to the jurisdiction of the People’s Republic of China (excluding Hong Kong SAR, Macao SAR and Taiwan). If this framework agreement has to be modified or otherwise not thorough, Parties shall resolve such matters by friendly negotiation.

(二) 因本框架协议而产生或与之相关的任何争议，均应首先由双方友好协商解决。若争议发生 15 天后仍未能得到解决的，任何一方均有权将争议提请武汉仲裁委员会按照该会仲裁规则进行仲裁。

II. Any dispute caused by or related to this framework agreement should be settled by both parties’ friendly negotiation. If cannot settle after fifteen (15) days of the dispute, any party has the right to submit the dispute to Wuhan Arbitration Commission for arbitration under its arbitration rules.

仲裁裁决是终局的，对双方均有约束力。

Arbitration award is final, and binding to both parties.

(三)双方确认，双方之间的信任与相互合作是本框架协议得以履行和合作目标得以实现的重要基础，双方确认一步确认，除本框架协议另有约定之外，一方在未经另一方事先认可的情况下，不应将本框架协议项下的全部或部分权利或义务转让给第三方。

III. Parties acknowledges that trust and mutual cooperation between them are the important foundation for the performance of this framework agreement and achievement of cooperation goals. Parties further acknowledge that neither party is allowed to transfer entire or part of its rights or obligations herein to a third party without prior approval of the other party, unless otherwise agreed upon in this framework agreement.

(四) 本框架协议的所有相关事宜双方均应本着平等互利、精诚合作的原则友好协商解决。

IV. All related matters of this framework agreement should be settled by the Parties’ friendly negotiation based on the principal of equality and mutual benefit and sincere cooperation.

(五) 本框架协议签署后，双方将各自承担其在合作业务项下所应承担的一切费用。

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V. After the execution of this framework agreement, both parties shall undertake all costs that should be undertook under the cooperate business in their sole discretions.

(六) 本框架协议一式肆份，双方各执贰份。自双方签字盖章之日起生效，有效期至双方书面确认终止合作或任何一方根据本框架协议之约定行使单方解除权之日为止。

VI. This framework agreement is executed in four counterparts, and both parties each hold two counterparts. This agreement takes effect on the day when the agreement was executed and sealed, and period of validity last until both parties terminate cooperation in writing or any party exercise unilateral right to terminate according to this framework agreement.

(以下无协议正文内容)

(Intentionally Left Blank)

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(签署页)

(Execution Page)

本协议各方阅读并同意本协议中的条款。

The contents in the agreement have been read and agreed on by both parties.

甲方：武汉天喻信息产业股份有限公司

Party A: Wuhan Tianyu Information Industry Co., Ltd

法定代表人或授权代表签字：【签字盖章】

Signature of legal representative or authorized representative: [Signature and Seal]

签字时间：

Date of signature:

乙方：深圳前海卓越长天科技有限公司

Party B: Shenzhen Qianhai Exce-card Technology Co., Ltd

法定代表人或授权代表签字：【签字盖章】

Signature of legal representative or authorized representative: [Signature and Seal]

签字时间：2014.7.4

Date of signature: July 4, 2014

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